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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 19, 2006

                             MIV THERAPEUTICS, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


          NEVADA                                                   N/A
(State or Other Jurisdiction                                 (I.R.S. Employer
     of Incorporation)                                      Identification No.)

                                    000-30453
                            (Commission File Number)

             1-8765 ASH ST.
      VANCOUVER, BRITISH COLUMBIA                                 V6P 6T3
(Address of Principal Executive Offices)                         (Zip Code)

                                 (604) 301-9545
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 7 - REGULATION FD DISCLOSURE
------------------------------------

SECTION 7.01 - REGULATION FD DISCLOSURE

            On January 30, 2006, the Company issued a press release regarding shareholder approval to amend its articles of incorporation. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

SECTION 8 - OTHER EVENTS
------------------------

ITEM 8.01 - OTHER EVENTS.

         On January 19, 2006, the Company held its 2004 Meeting of Stockholders (the "2004 Meeting"). At the 2004 Meeting, stockholders holding at least a majority of the voting power of the shares approved to amend the Company's Articles of Incorporation to increase the Company's authorized capital stock from 80,000,000 common stock and 20,000,000 preferred stock to 140,000,000 common stock and 20,000,000 preferred stock ("Amendment to the Articles"). The Amendment to the Articles was filed with and accepted by the Secretary of State of Nevada.

         In addition to the proposal to approve the Amendment to the Articles, the Company initially contemplated that the stockholders would be voting upon a second proposal to elect five directors of the Company at the 2004 Meeting. Due to certain considerations, including that not all directors could attend the 2004 Meeting, the 2004 Meeting was postponed until February 16, 2006, at which time it would be reconvened to vote upon the remaining proposal. However, upon further consideration, and in light of the fact that the Company intends to hold its 2005 Annual General Meeting of Stockholders (the "2005 Annual Meeting"), soon after February 16, 2006, the Company intends to adjourn the 2004 Meeting on February 16, 2006 without seeking approval for any other proposal and to seek to elect directors at its 2005 Annual Meeting.

         Prior to the 2005 Annual Meeting, stockholders will be sent a proxy statement on the proposal or proposals to be presented.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS
---------------------------------------------

SECTION 9.01      FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NO.                EXHIBIT DESCRIPTION
-----------                -------------------
  3.1.2 Certificate of Amendment of Articles of Incorporation dated January 24, 2006
  99.1              Press release dated January 30, 2006



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 MIV THERAPEUTIC, INC.
                                                 -------------------------------
                                                 Registrant


Dated:  January 30, 2006                         By: /s/ Patrick McGowan
                                                     ---------------------------
                                                     Patrick McGowan
                                                     Chief Financial Officer